SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2017
Significant Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
SIGNIFICANT ACCOUNTING POLICIES

a) Statement of Compliance
These consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”) under the historical cost convention, as modified by revaluation of derivative contracts and certain financial assets. Accounting policies are consistently applied to all years presented, unless otherwise stated. These consolidated financial statements were approved for issuance by the Board of Directors on February 14, 2018.

b) Basis of Preparation

Subsidiaries
These consolidated financial statements include the accounts of Barrick and its subsidiaries. All intercompany balances, transactions, income and expenses, and profits or losses have been eliminated on consolidation. We consolidate subsidiaries where we have the ability to exercise control. Control of an investee is defined to exist when we are exposed to variable returns from our involvement with the investee and have the ability to affect those returns through our power over the investee. Specifically, we control an investee if, and only if, we have all of the following: power over the investee (i.e., existing rights that give us the current ability to direct the relevant activities of the investee); exposure, or rights, to variable returns from our involvement with the investee; and the ability to use our power over the investee to affect its returns. For non wholly-owned, controlled subsidiaries, the net assets attributable to outside equity shareholders are presented as “non-controlling interests” in the equity section of the consolidated balance sheet. Profit or loss for the period that is attributable to non-controlling interests is calculated based on the ownership of the minority shareholders in the subsidiary.

Joint Arrangements
A joint arrangement is defined as one over which two or more parties have joint control, which is the contractually agreed sharing of control over an arrangement. This exists only when the decisions about the relevant activities (being those that significantly affect the returns of the arrangement) require the unanimous consent of the parties sharing control. There are two types of joint arrangements: joint operations (“JO”) and joint ventures (“JV”).

A JO is a joint arrangement whereby the parties that have joint control of the arrangement have rights to the assets and obligations for the liabilities, relating to the arrangement. In relation to our interests in joint operations, we recognize our share of any assets, liabilities, revenues and expenses of the JO.

A JV is a joint arrangement whereby the parties that have joint control of the arrangement have rights to the net assets of the joint venture. Our investments in JVs are accounted for using the equity method.

On acquisition, an equity method investment is initially recognized at cost. The carrying amount of equity method investments includes goodwill identified on acquisition, net of any accumulated impairment losses. The carrying amount is adjusted by our share of post-acquisition net income or loss; depreciation, amortization or impairment of the fair value adjustments made on the underlying balance sheet at the date of acquisition; dividends; cash contributions; and our share of post-acquisition movements in Other Comprehensive Income (“OCI”).

Outlined below is information related to our joint arrangements and entities other than 100% owned Barrick subsidiaries at December 31, 2017:

	Place of business	Entity type	Economic interest[1]	Method[2]
Acacia Mining plc[3]	Tanzania	Subsidiary, publicly traded	63.9%	Consolidation
Pueblo Viejo[3]	Dominican Republic	Subsidiary	60%	Consolidation
South Arturo[3]	United States	Subsidiary	60%	Consolidation
Norte Abierto Project[4]	Chile	JO	50%	Our share
Donlin Gold Project	United States	JO	50%	Our share
Kalgoorlie Mine	Australia	JO	50%	Our share
Porgera Mine[5]	Papua New Guinea	JO	47.5%	Our share
Turquoise Ridge Mine[5]	United States	JO	75%	Our share
Veladero[6]	Argentina	JO	50%	Our share
GNX[7,8]	Chile	JV	50%	Equity Method
Jabal Sayid[7]	Saudi Arabia	JV	50%	Equity Method
Kabanga Project[7,8]	Tanzania	JV	50%	Equity Method
Zaldívar[7]	Chile	JV	50%	Equity Method

[1]	Unless otherwise noted, all of our joint arrangements are funded by contributions made by their partners in proportion to their economic interest.

[2]	For our JOs, we recognize our share of any assets, liabilities, revenues and expenses of the JO.

[3]	We consolidate our interests in Acacia, Pueblo Viejo and South Arturo and record a non-controlling interest for the 36.1%, 40% and 40%, respectively, that we do not own.

[4]
We divested 25% of Cerro Casale on June 9, 2017, bringing our ownership down to 50%. As part of that transaction, we formed a joint operation with Goldcorp. The joint operation, which is now referred to as Norte Abierto, includes the Cerro Casale and Caspiche deposits.

[5]	We have joint control given that decisions about relevant activities require unanimous consent of the parties to the joint operation.

[6]	We divested 50% of Veladero on June 30, 2017, bringing our ownership down to 50%.

[7]	Barrick has commitments of $301 million relating to its interest in the joint ventures.

[8]
These JVs are early stage exploration projects and, as such, do not have any significant assets, liabilities, income, contractual commitments or contingencies. Expenses are recognized through our equity pick-up (loss). Refer to note 16 for further details.

c) Business Combinations
On the acquisition of a business, the acquisition method of accounting is used, whereby the purchase consideration is allocated to the identifiable assets and liabilities on the basis of fair value at the date of acquisition. Provisional fair values allocated at a reporting date are finalized as soon as the relevant information is available, within a period not to exceed 12 months from the acquisition date with retroactive restatement of the impact of adjustments to those provisional fair values effective as at the acquisition date. Incremental costs related to acquisitions are expensed as incurred.
When the cost of the acquisition exceeds the fair value of the identifiable net assets acquired, the difference is recorded as goodwill. If the fair value attributable to Barrick’s share of the identifiable net assets exceeds the cost of acquisition, the difference is recognized as a gain in the consolidated statement of income.

Non-controlling interests represent the fair value of net assets in subsidiaries, as at the date of acquisition, that are not held by Barrick and are presented in the equity section of the consolidated balance sheet.

d) Non-current Assets and Disposal Groups Held- for-Sale and Discontinued Operations
Non-current assets and disposal groups are classified as assets held-for-sale (“HFS”) if it is highly probable that the value of these assets will be recovered primarily through sale rather than through continuing use. They are recorded at the lower of carrying amount and fair value less cost of disposal. Impairment losses on initial classification as HFS and subsequent gains and losses on remeasurement are recognized in the income statement. Once classified as HFS, property, plant and equipment are no longer amortized. The assets and liabilities are presented as HFS in the consolidated balance sheet when the sale is highly probable, the asset or disposal group is available for immediate sale in its present condition and management is committed to the sale, which should be expected to be completed within one year from the date of classification.

A discontinued operation is a component of the Company that can be clearly distinguished from the rest of the Company and represents a major line of business or geographic area, and the value of this component is expected to be recovered primarily through sale rather than continuing use.

Results of operations and any gain or loss from disposal are excluded from income before finance items and income taxes and are reported separately as income/loss from discontinued operations.
 e) Foreign Currency Translation
The functional currency of the Company, for each subsidiary of the Company, and for joint arrangements and associates, is the currency of the primary economic environment in which it operates. The functional currency of all of our operations is the US dollar. We translate non-US dollar balances for these operations into US dollars as follows:

•	Property, plant and equipment (“PP&E”), intangible assets and equity method investments using the rates at the time of acquisition;

•
Fair value through other comprehensive income (“FVOCI”) equity investments using the closing exchange rate as at the balance sheet date with translation gains and losses permanently recorded in Other Comprehensive Income (“OCI”);

•	Deferred tax assets and liabilities using the closing exchange rate as at the balance sheet date with translation gains and losses recorded in income tax expense;

•	Other assets and liabilities using the closing exchange rate as at the balance sheet date with translation gains and losses recorded in other income/expense; and

•
Income and expenses using the average exchange rate for the period, except for expenses that relate to non-monetary assets and liabilities measured at historical rates, which are translated using the same historical rate as the associated non-monetary assets and liabilities.

f) Revenue Recognition
We record revenue when evidence exists that all of the following criteria are met:

•	The significant risks and rewards of ownership of the product have been transferred to the buyer;

•	Neither continuing managerial involvement to the degree usually associated with ownership, nor effective control over the goods sold, has been retained;

•	The amount of revenue can be reliably measured;

•	It is probable that the economic benefits associated with the sale will flow to us; and

•	The costs incurred or to be incurred in respect of the sale can be reliably measured.

These conditions are generally satisfied when title passes to the customer.

Gold Bullion Sales
Gold bullion is sold primarily in the London spot market. The sales price is fixed on the date of sale based on the gold spot price. Generally, we record revenue from gold bullion sales at the time of physical delivery, which is also the date that title to the gold passes.

Concentrate Sales
Under the terms of concentrate sales contracts with independent smelting companies, gold and copper sales prices are provisionally set on a specified future date after shipment based on market prices. We record revenues under these contracts at the time of shipment, which is also when the risk and rewards of ownership pass to the smelting companies, using forward market gold and copper prices on the expected date that final sales prices will be determined. Variations between the price recorded at the shipment date and the actual final price set under the smelting contracts are caused by changes in market gold and copper prices, which result in the existence of an embedded derivative in accounts receivable. The embedded derivative is recorded at fair value each period until final settlement occurs, with changes in fair value classified as provisional price adjustments and included in revenue in the consolidated statement of income.

g) Exploration and Evaluation (“E&E”)
Exploration expenditures are the costs incurred in the initial search for mineral deposits with economic potential or in the process of obtaining more information about existing mineral deposits. Exploration expenditures typically include costs associated with prospecting, sampling, mapping, diamond drilling and other work involved in searching for ore.

Evaluation expenditures are the costs incurred to establish the technical and commercial viability of developing mineral deposits identified through exploration activities or by acquisition. Evaluation expenditures include the cost of (i) establishing the volume and grade of deposits through drilling of core samples, trenching and sampling activities in an ore body that is classified as either a mineral resource or a proven and probable reserve; (ii) determining the optimal methods of extraction and metallurgical and treatment processes; (iii) studies related to surveying, transportation and infrastructure requirements; (iv) permitting activities; and (v) economic evaluations to determine whether development of the mineralized material is commercially justified, including scoping, prefeasibility and final feasibility studies.

Exploration and evaluation expenditures are expensed as incurred unless management determines that probable future economic benefits will be generated as a result of the expenditures. Once the technical feasibility and commercial viability of a program or project has been demonstrated with a prefeasibility study, and we have recognized reserves in accordance with the Canadian Securities Administrators’ National Instrument 43-101, we account for future expenditures incurred in the development of that program or project in accordance with our policy for Property, Plant and Equipment, as described in note 2n.

h) Production Stage
A mine that is under construction is determined to enter the production stage when the project is in the location and condition necessary for it to be capable of operating in the manner intended by management. We use the following factors to assess whether these criteria have been met: (1) the level of capital expenditures compared to construction cost estimates; (2) the completion of a reasonable period of testing of mine plant and equipment; (3) the ability to produce minerals in saleable form (within specifications); and (4) the ability to sustain ongoing production of minerals.

When a mine construction project moves into the production stage, the capitalization of certain mine construction costs ceases and costs are either capitalized to inventory or expensed, except for capitalizable costs related to property, plant and equipment additions or improvements, open pit stripping activities that provide a future benefit, underground mine development or expenditures that meet the criteria for capitalization in accordance with IAS 16 Property, Plant and Equipment.

i) Earnings per Share
Earnings per share as computed by dividing net income available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if additional common shares are assumed to be issued under securities that entitle their holders to obtain common shares in the future. For stock options, the number of additional shares for inclusion in diluted earnings per share calculations is determined using the treasury stock method. Under this method, stock options that have an exercise price less than the average market price of our common shares are assumed to be exercised and the proceeds are used to repurchase common shares at the average market price for the period. The incremental number of common shares issued under stock options and repurchased from proceeds is included in the calculation of diluted earnings per share.

j) Taxation
Current tax for each taxable entity is based on the local taxable income at the local statutory tax rate enacted or substantively enacted at the balance sheet date and includes adjustments to tax payable or recoverable in respect of previous periods.

Deferred tax is recognized using the balance sheet method in respect of all temporary differences between the tax bases of assets and liabilities, and their carrying amounts for financial reporting purposes, except as indicated below.

Deferred income tax liabilities are recognized for all taxable temporary differences, except:

•
Where the deferred income tax liability arises from the initial recognition of goodwill, or the initial recognition of an asset or liability in an acquisition that is not a business combination and, at the time of the acquisition, affects neither the accounting profit nor taxable profit or loss; and

•
In respect of taxable temporary differences associated with investments in subsidiaries and interests in joint arrangements, where the timing of the reversal of the temporary differences can be controlled and it is probable that the temporary differences will not reverse in the foreseeable future.

Deferred income tax assets are recognized for all deductible temporary differences and the carry forward of unused tax assets and unused tax losses, to the extent that it is probable that taxable profit will be available against which the deductible temporary differences and the carry forward of unused tax assets and unused tax losses can be utilized, except:

•
Where the deferred income tax asset relating to the deductible temporary difference arises from the initial recognition of an asset or liability in an acquisition that is not a business combination and, at the time of the acquisition, affects neither the accounting profit nor taxable profit or loss; and

•
In respect of deductible temporary differences associated with investments in subsidiaries and interests in joint arrangements, deferred tax assets are recognized only to the extent that it is probable that the temporary differences will reverse in the foreseeable future and taxable profit will be available against which the temporary differences can be utilized.

The carrying amount of deferred income tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred income tax asset to be utilized. To the extent that an asset not previously recognized fulfills the criteria for recognition, a deferred income tax asset is recorded.

Deferred tax is measured on an undiscounted basis at the tax rates that are expected to apply in the periods in which the asset is realized or the liability is settled, based on tax rates and tax laws enacted or substantively enacted at the balance sheet date.

Current and deferred tax relating to items recognized directly in equity are recognized in equity and not in the income statement.

Royalties and Special Mining Taxes
Income tax expense includes the cost of royalties and special mining taxes payable to governments that are calculated based on a percentage of taxable profit whereby taxable profit represents net income adjusted for certain items defined in the applicable legislation.

Indirect Taxes
Indirect tax recoverable is recorded at its undiscounted amount, and is disclosed as non-current if not expected to be recovered within twelve months.

k) Other Investments
Investments in publicly quoted equity securities that are neither subsidiaries nor associates are categorized as fair value through other comprehensive income (“FVOCI”) pursuant to the irrevocable election available in IFRS 9 for these instruments. FVOCI equity investments (referred to as “other investments”) are recorded at fair value with all realized and unrealized gains and losses recorded permanently in OCI.

l) Inventory
Material extracted from our mines is classified as either ore or waste. Ore represents material that, at the time of extraction, we expect to process into a saleable form and sell at a profit. Raw materials are comprised of both ore in stockpiles and ore on leach pads as processing is required to extract benefit from the ore. Ore is accumulated in stockpiles that are subsequently processed into gold/copper in a saleable form.    The recovery of gold and copper from certain oxide ores is achieved through the heap leaching process.    Work in process represents gold/copper in the processing circuit that has not completed the production process, and is not yet in a saleable form. Finished goods inventory represents gold/copper in saleable form.

Metal inventories are valued at the lower of cost and net realizable value. Cost is determined on a weighted average basis and includes all costs incurred, based on a normal production capacity, in bringing each product to its present location and condition. Cost of inventories comprises direct labor, materials and contractor expenses, including non-capitalized stripping costs; depreciation on PP&E including capitalized stripping costs; and an allocation of general and administrative costs. As ore is removed for processing, costs are removed based on the average cost per ounce/pound in the stockpile. Net realizable value is determined with reference to relevant market prices less applicable variable selling expenses.

Mine operating supplies represent commodity consumables and other raw materials used in the production process, as well as spare parts and other maintenance supplies that are not classified as capital items. Provisions are recorded to reduce mine operating supplies to net realizable value, which is generally calculated by reference to its salvage or scrap value, when it is determined that the supplies are obsolete. Provisions are reversed to reflect subsequent recoveries in net realizable value where the inventory is still on hand.

m) Royalties
Certain of our properties are subject to royalty arrangements based on mineral production at the properties. The primary type of royalty is a net smelter return (NSR) royalty. Under this type of royalty we pay the holder an amount calculated as the royalty percentage multiplied by the value of gold production at market gold prices less third-party smelting, refining and transportation costs. Royalty expense is recorded on completion of the production or sales process in cost of sales. Other types of royalties include:

•	Net profits interest (NPI) royalty to other than a government,

•	Modified net smelter return (NSR) royalty,

•	Net smelter return sliding scale (NSRSS) royalty,

•	Gross proceeds sliding scale (GPSS) royalty,

•	Gross smelter return (GSR) royalty,

•	Net value (NV) royalty,

•	Land tenement (LT) royalty, and a

•	Gold revenue royalty.

n) Property, Plant and Equipment

Estimated useful lives of Major Asset Categories

Buildings, plant and equipment	7 – 27 years
Underground mobile equipment	5 - 7 years
Light vehicles and other mobile equipment	2 - 3 years
Furniture, computer and office equipment	2 - 3 years

Buildings, Plant and Equipment
At acquisition, we record buildings, plant and equipment at cost, including all expenditures incurred to prepare an asset for its intended use. These expenditures consist of: the purchase price; brokers’ commissions; and installation costs including architectural, design and engineering fees, legal fees, survey costs, site preparation costs, freight charges, transportation insurance costs, duties, testing and preparation charges.

We capitalize costs that meet the asset recognition criteria. Costs incurred that do not extend the productive capacity or useful economic life of an asset are considered repairs and maintenance expense and are accounted for as a cost of the inventory produced in the period.

Buildings, plant and equipment are depreciated on a straight-line basis over their expected useful life, which commences when the assets are considered available for use. Once buildings, plant and equipment are considered available for use they are measured at cost less accumulated depreciation and applicable impairment losses.

Depreciation on equipment utilized in the development of assets, including open pit and underground mine development, is recapitalized as development costs attributable to the related asset.

Mineral Properties
Mineral properties consist of: the fair value attributable to mineral reserves and resources acquired in a business combination or asset acquisition; underground mine development costs; open pit mine development costs; capitalized exploration and evaluation costs; and capitalized interest. In addition, we incur project costs which are generally capitalized when the expenditures result in a future benefit.

i) Acquired Mining Properties
On acquisition of a mining property, we prepare an estimate of the fair value attributable to the proven and probable mineral reserves, mineral resources and exploration potential attributable to the property. The estimated fair value attributable to the mineral reserves and the portion of mineral resources considered to be probable of economic extraction at the time of the acquisition is depreciated on a units of production (“UOP”) basis whereby the denominator is the proven and probable reserves and the portion of mineral resources considered to be probable of economic extraction. The estimated fair value attributable to mineral resources that are not considered to be probable of economic extraction at the time of the acquisition is not subject to depreciation until the resources become probable of economic extraction in the future. The estimated fair value attributable to exploration licenses is recorded as an intangible asset and is not subject to depreciation until the property enters production.

ii) Underground Mine Development Costs
At our underground mines, we incur development costs to build new shafts, drifts and ramps that will enable us to physically access ore underground. The time over which we will continue to incur these costs depends on the mine life. These underground development costs are capitalized as incurred.

Capitalized underground development costs are depreciated on a UOP basis, whereby the denominator is the estimated ounces/pounds of gold/copper in proven and probable reserves and the portion of resources considered probable of economic extraction based on the current life of mine (“LOM”) plan that benefit from the development and are considered probable of economic extraction.

iii) Open Pit Mine Development Costs
In open pit mining operations, it is necessary to remove overburden and other waste materials to access ore from which minerals can be extracted economically. The process of mining overburden and waste materials is referred to as stripping. Stripping costs incurred in order to provide initial access to the ore body (referred to as pre-production stripping) are capitalized as open pit mine development costs.

Pre-production stripping costs are capitalized until an “other than de minimis” level of mineral is extracted, after which time such costs are either capitalized to inventory or, if it qualifies as an open pit stripping activity that provides a future benefit, to PP&E. We consider various relevant criteria to assess when an “other than de minimis” level of mineral is produced. Some of the criteria considered would include, but are not limited to, the following: (1) the amount of minerals mined versus total ounces in LOM ore; (2) the amount of ore tons mined versus total LOM expected ore tons mined; (3) the current stripping ratio versus the LOM strip ratio; and (4) the ore grade versus the LOM grade.

Stripping costs incurred during the production stage of a pit are accounted for as costs of the inventory produced during the period that the stripping costs are incurred, unless these costs are expected to provide a future economic benefit to an identifiable component of the ore body. Components of the ore body are based on the distinct development phases identified by the mine planning engineers when determining the optimal development plan for the open pit. Production phase stripping costs generate a future economic benefit when the related stripping activity: (1) improves access to a component of the ore body to be mined in the future; (2) increases the fair value of the mine (or pit) as access to future mineral reserves becomes less costly; and (3) increases the productive capacity or extends the productive life of the mine (or pit). Production phase stripping costs that are expected to generate a future economic benefit are capitalized as open pit mine development costs.

Capitalized open pit mine development costs are depreciated on a UOP basis whereby the denominator is the estimated ounces/pounds of gold/copper in proven and probable reserves and the portion of resources considered probable of economic extraction based on the current LOM plan that benefit from the development and are considered probable of economic extraction.

Construction-in-Progress
Assets under construction are capitalized as construction-in-progress until the asset is available for use. The cost of construction-in-progress comprises its purchase price and any costs directly attributable to bringing it into working condition for its intended use. Construction-in-progress amounts related to development projects are included in the carrying amount of the development project. Construction-in-progress amounts incurred at operating mines are presented as a separate asset within PP&E. Construction-in-progress also includes deposits on long lead items. Construction-in-progress is not depreciated. Depreciation commences once the asset is complete and available for use.

Leasing Arrangements
The determination of whether an arrangement is, or contains, a lease is based on the substance of the arrangement at inception date, including whether the fulfillment of the arrangement is dependent on the use of a specific asset or assets or whether the arrangement conveys a right to use the asset.

Leasing arrangements that transfer substantially all the risks and rewards of ownership of the asset to Barrick are classified as finance leases. Assets acquired via a finance lease are recorded as an asset with a corresponding liability at an amount equal to the lower of the fair value of the leased property and the present value of the minimum lease payments. Each lease payment is allocated between the liability and finance costs using the effective interest method, whereby a constant rate of interest expense is recognized on the balance of the liability outstanding. The interest element of the lease is charged to the consolidated statement of income as a finance cost.

PP&E assets acquired under finance leases are depreciated over the shorter of the useful life of the asset and the lease term.

All other leases are classified as operating leases. Operating lease payments are recognized as an operating cost in the consolidated statements of income on a straight-line basis over the lease term.

Capitalized Interest
We capitalize interest costs for qualifying assets. Qualifying assets are assets that require a significant amount of time to prepare for their intended use, including projects that are in the exploration and evaluation, development or construction stages. Qualifying assets also include significant expansion projects at our operating mines. Capitalized interest costs are considered an element of the cost of the qualifying asset which is determined based on gross expenditures incurred on an asset. Capitalization ceases when the asset is substantially complete or if active development is suspended or ceases. Where the funds used to finance a qualifying asset form part of general borrowings, the amount capitalized is calculated using a weighted average of rates applicable to the relevant borrowings during the period. Where funds borrowed are directly attributable to a qualifying asset, the amount capitalized represents the borrowing costs specific to those borrowings. Where surplus funds available out of money borrowed specifically to finance a project are temporarily invested, the total capitalized interest is reduced by income generated from short-term investments of such funds.

Insurance
We record losses relating to insurable events as they occur. Proceeds receivable from insurance coverage are recorded at such time as receipt is receivable or virtually certain and the amount receivable is fixed or determinable. For business interruption insurance the amount recoverable is only recognized when receipt is virtually certain, as supported by notification of a minimum or proposed settlement amount from the insurance adjuster.

o) Impairment (and Reversals of Impairment) of Non-Current Assets
We review and test the carrying amounts of PP&E and intangible assets with finite lives when an indicator of impairment is considered to exist. Impairment assessments on PP&E and intangible assets are conducted at the level of the cash generating unit (“CGU”), which is the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and includes most liabilities specific to the CGU. For operating mines and projects, the individual mine/project represents a CGU for impairment testing.

The recoverable amount of a CGU is the higher of Value in Use (“VIU”) and Fair Value Less Costs of Disposal (“FVLCD”). We have determined that the FVLCD is greater than the VIU amounts and therefore used as the recoverable amount for impairment testing purposes. An impairment loss is recognized for any excess of the carrying amount of a CGU over its recoverable amount where both the recoverable amount and carrying value include the associated other assets and liabilities, including taxes where applicable, of the CGU. Where it is not appropriate to allocate the loss to a separate asset, an impairment loss related to a CGU is allocated to the carrying amount of the assets of the CGU on a pro rata basis based on the carrying amount of its non-monetary assets.

Impairment Reversal
An assessment is made at each reporting date to determine whether there is an indication that previously recognized impairment losses may no longer exist or may have decreased. A previously recognized impairment loss is reversed only if there has been a change in the assumptions used to determine the CGU’s recoverable amount since the last impairment loss was recognized. This reversal is recognized in the consolidated statements of income and is limited to the carrying value that would have been determined, net of any depreciation where applicable, had no impairment charge been recognized in prior years. When an impairment reversal is undertaken, the recoverable amount is assessed by reference to the higher of VIU and FVLCD. We have determined that the FVLCD is greater than the VIU amounts and therefore used as recoverable amount for impairment testing purposes.

p) Intangible Assets
Intangible assets acquired by way of an asset acquisition or business combination are recognized if the asset is separable or arises from contractual or legal rights and the fair value can be measured reliably on initial recognition.

On acquisition of a mineral property in the exploration stage, we prepare an estimate of the fair value attributable to the exploration licenses acquired, including the fair value attributable to mineral resources, if any, of that property. The fair value of the exploration license is recorded as an intangible asset (acquired exploration potential) as at the date of acquisition. When an exploration stage property moves into development, the acquired exploration potential attributable to that property is transferred to mining interests within PP&E.

We also have water rights associated with our mineral properties. Upon acquisition, they are measured at initial cost and are depreciated when they are being used. They are also subject to impairment testing when an indicator of impairment is considered to exist.

q) Goodwill
Under the acquisition method of accounting, the costs of business combinations are allocated to the assets acquired and liabilities assumed based on the estimated fair value at the date of acquisition. The excess of the fair value of consideration paid over the fair value of the identifiable net assets acquired is recorded as goodwill. Goodwill is not amortized; instead it is tested for impairment in the fourth quarter and also when there is an indicator of impairment. At the date of acquisition, goodwill is assigned to the CGU or group of CGUs that is expected to benefit from the synergies of the business combination. For the purposes of impairment testing, goodwill is allocated to the Company’s operating segments, which are our individual mine sites and corresponds to the level at which goodwill is internally monitored by the Chief Operating Decision Maker (“CODM”), the President.

The recoverable amount of an operating segment is the higher of VIU and FVLCD. A goodwill impairment is recognized for any excess of the carrying amount of the operating segment over its recoverable amount. Goodwill impairment charges are not reversible.

r) Debt
Debt is recognized initially at fair value, net of financing costs incurred, and subsequently measured at amortized cost. Any difference between the amounts originally received and the redemption value of the debt is recognized in the consolidated statements of income over the period to maturity using the effective interest method.
s) Derivative Instruments and Hedge Accounting

Derivative Instruments
Derivative instruments are recorded at fair value on the consolidated balance sheet, classified based on contractual maturity. Derivative instruments are classified as either hedges of the fair value of recognized assets or liabilities or of firm commitments (“fair value hedges”), hedges of highly probable forecasted transactions (“cash flow hedges”) or non-hedge derivatives. Derivatives designated as either a fair value or cash flow hedge that are expected to be highly effective in achieving offsetting changes in fair value or cash flows are assessed on an ongoing basis to determine that they actually have been highly effective throughout the financial reporting periods for which they were designated. Derivative assets and derivative liabilities are shown separately in the balance sheet unless there is a legal right to offset and intent to settle on a net basis.

Fair Value Hedges
Changes in the fair value of derivatives that are designated and qualify as fair value hedges are recorded in the consolidated statements of income, together with any changes in the fair value of the hedged asset or liability or firm commitment that is attributable to the hedged risk.

Cash Flow Hedges
The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges is recognized in equity. The gain or loss relating to the ineffective portion is recognized in the consolidated statements of income. Amounts accumulated in equity are transferred to the consolidated statements of income in the period when the forecasted transaction impacts earnings. When the forecasted transaction that is hedged results in the recognition of a non-financial asset or a non-financial liability, the gains and losses previously deferred in equity are transferred from equity and included in the measurement of the initial carrying amount of the asset or liability.

When a derivative designated as a cash flow hedge expires or is sold and the forecasted transaction is still expected to occur, any cumulative gain or loss relating to the derivative that is recorded in equity at that time remains in equity and is recognized in the consolidated statements of income when the forecasted transaction occurs. When a forecasted transaction is no longer expected to occur, the cumulative gain or loss that was recorded in equity is immediately transferred to the consolidated statements of income.

Non-Hedge Derivatives
Derivative instruments that do not qualify as either fair value or cash flow hedges are recorded at their fair value at the balance sheet date, with changes in fair value recognized in the consolidated statements of income.

t) Embedded Derivatives
Derivatives embedded in other financial instruments or executory contracts are accounted for as separate derivatives when their risks and characteristics are not closely related to their host financial instrument or contract. In some cases, the embedded derivatives may be designated as hedges and are accounted for as described above.

u) Environmental Rehabilitation Provision
Mining, extraction and processing activities normally give rise to obligations for environmental rehabilitation. Rehabilitation work can include facility decommissioning and dismantling; removal or treatment of waste materials; site and land rehabilitation, including compliance with and monitoring of environmental regulations; security and other site-related costs required to perform the rehabilitation work; and operation of equipment designed to reduce or eliminate environmental effects. The extent of work required and the associated costs are dependent on the requirements of relevant authorities and our environmental policies. Routine operating costs that may impact the ultimate closure and rehabilitation activities, such as waste material handling conducted as an integral part of a mining or production process, are not included in the provision. Abnormal costs arising from unforeseen circumstances, such as the contamination caused by unplanned discharges, are recognized as an expense and liability when the event that gives rise to an obligation occurs and reliable estimates of the required rehabilitation costs can be made.

Provisions for the cost of each rehabilitation program are normally recognized at the time that an environmental disturbance occurs or a new legal or constructive obligation is determined. When the extent of disturbance increases over the life of an operation, the provision is increased accordingly. The major parts of the carrying amount of provisions relate to closure/rehabilitation of tailings ponds, heap leach pads and waste dumps; demolition of buildings/mine facilities; ongoing water treatment; and ongoing care and maintenance and security of closed mines. Costs included in the provision encompass all closure and rehabilitation activity expected to occur progressively over the life of the operation at the time of closure and post-closure in connection with disturbances as at the reporting date. Estimated costs included in the determination of the provision reflect the risks and probabilities of alternative estimates of cash flows required to settle the obligation at each particular operation. The expected rehabilitation costs are estimated based on the cost of external contractors performing the work or the cost of performing the work internally depending on management’s intention.

The timing of the actual rehabilitation expenditure is dependent upon a number of factors such as the life and nature of the asset, the operating license conditions and the environment in which the mine operates. Expenditures may occur before and after closure and can continue for an extended period of time depending on rehabilitation requirements. Rehabilitation provisions are measured at the expected value of future cash flows, which exclude the effect of inflation, discounted to their present value using a current US dollar real risk-free pre-tax discount rate. The unwinding of the discount, referred to as accretion expense, is included in finance costs and results in an increase in the amount of the provision. Provisions are updated each reporting period for changes to expected cash flows and for the effect of changes in the discount rate, and the change in estimate is added or deducted from the related asset and depreciated over the expected economic life of the operation to which it relates.

Significant judgments and estimates are involved in forming expectations of future activities, the amount and timing of the associated cash flows and the period over which we estimate those cash flows. Those expectations are formed based on existing environmental and regulatory requirements or, if more stringent, our environmental policies which give rise to a constructive obligation.

When provisions for closure and rehabilitation are initially recognized, the corresponding cost is capitalized as an asset, representing part of the cost of acquiring the future economic benefits of the operation. The capitalized cost of closure and rehabilitation activities is recognized in PP&E and depreciated over the expected economic life of the operation to which it relates.

Adjustments to the estimated amount and timing of future closure and rehabilitation cash flows are a normal occurrence in light of the significant judgments and estimates involved. The principal factors that can cause expected cash flows to change are: the construction of new processing facilities; changes in the quantities of material in reserves and resources with a corresponding change in the life of mine plan; changing ore characteristics that impact required environmental protection measures and related costs; changes in water quality that impact the extent of water treatment required; changes in discount rates; changes in foreign exchange rates; changes in Barrick’s closure policies; and changes in laws and regulations governing the protection of the environment.

Rehabilitation provisions are adjusted as a result of changes in estimates and assumptions. Those adjustments are accounted for as a change in the corresponding cost of the related assets, including the related mineral property, except where a reduction in the provision is greater than the remaining net book value of the related assets, in which case the value is reduced to nil and the remaining adjustment is recognized in the consolidated statements of income. In the case of closed sites, changes in estimates and assumptions are recognized immediately in the consolidated statements of income. For an operating mine, the adjusted carrying amount of the related asset is depreciated prospectively. Adjustments also result in changes to future finance costs.

v) Litigation and Other Provisions
Provisions are recognized when a present obligation exists (legal or constructive), as a result of a past event, for which it is probable that an outflow of resources will be required to settle the obligation, and a reliable estimate can be made of the amount of the obligation. Provisions are discounted to their present value using a current US dollar real risk-free pre-tax discount rate and the accretion expense is included in finance costs.

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. In assessing loss contingencies related to legal proceedings that are pending against us or unasserted claims that may result in such proceedings, the Company with assistance from its legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency suggests that a loss is probable, and the amount can be reliably estimated, then a loss is recorded. When a contingent loss is not probable but is reasonably possible, or is probable but the amount of loss cannot be reliably estimated, then details of the contingent loss are disclosed. Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case we disclose the nature of the guarantee. Legal fees incurred in connection with pending legal proceedings are expensed as incurred. Contingent gains are only recognized when the inflow of economic benefits is virtually certain.

w) Stock-Based Compensation
We recognize the expense related to these plans over the vesting period, beginning once the grant has been approved and announced to the beneficiaries.

Cash-settled awards are measured at fair value initially using the market value of the underlying shares on the day preceding the date of the grant of the award and are required to be remeasured to fair value at each reporting date until settlement. The cost is then recorded over the vesting period of the award. This expense, and any changes in the fair value of the award, is recorded to the same expense category as the award recipient’s payroll costs. The cost of a cash-settled award is recorded within liabilities until settled. Barrick offers cash-settled (Restricted Share Units (“RSU”), Deferred Share Units (“DSU”), Performance Restricted Share Units (“PRSU”) and Performance Granted Share Units (“PGSU”)) awards to certain employees, officers and directors of the Company.

Equity-settled awards are measured at fair value, using the Lattice model for stock options, with market related inputs as of the date of the grant. The cost is recorded over the vesting period of the award to the same expense category as the award recipient’s payroll costs (i.e., cost of sales or general and administrative) and the corresponding entry is recorded in equity. Equity-settled awards are not remeasured subsequent to the initial grant date. Barrick offers equity-settled (Employee Stock Option Plan (“ESOP”), Employee Share Purchase Plan (“ESPP”) and Global Employee Share Plan (“GESP”)) awards to certain employees, officers and directors of the Company.

We use the accelerated method (also referred to as ‘graded’ vesting) for attributing stock option expense over the vesting period. Stock option expense incorporates an expected forfeiture rate. The expected forfeiture rate is estimated based on historical forfeiture rates and expectations of future forfeiture rates. We make adjustments if the actual forfeiture rate differs from the expected rate.

Employee Stock Option Plan (“ESOP”)
Under Barrick’s ESOP, certain officers and key employees of the Corporation may purchase common shares at an exercise price that is equal to the closing share price on the day before the grant of the option. The grant date is the date when the details of the award, including the number of options granted to the individual and the exercise price, are approved. Stock options vest equally over four years, beginning in the year after granting. The ESOP arrangement has graded vesting terms, and therefore multiple vesting periods must be valued and accounted for separately over their respective vesting periods. The compensation expense of the instruments issued for each grant under the ESOP is calculated using the Lattice model. The compensation expense is adjusted by the estimated forfeiture rate which is estimated based on historical forfeiture rates and expectations of future forfeiture rates. We make adjustments if the actual forfeiture rate differs from the expected rate.

Restricted Share Units (“RSU”)
Under our RSU plan, selected employees are granted RSUs where each RSU has a value equal to one Barrick common share. RSUs generally vest within three years and upon vesting the employee will receive either cash or common shares, depending on the terms of the grant. Additional RSUs are credited to reflect dividends paid on Barrick common shares over the vesting period.

A liability for RSUs is measured at fair value on the grant date and is subsequently adjusted for changes in fair value. The liability is recognized on a straight-line basis over the vesting period, with a corresponding charge to compensation expense, as a component of corporate administration and operating segment administration. Compensation expenses for RSUs incorporate an estimate for expected forfeiture rates based on which the fair value is adjusted.

Deferred Share Units (“DSU”)
Under our DSU plan, Directors must receive at least 75% of their basic annual retainer in the form of DSUs or cash to purchase common shares that cannot be sold, transferred or otherwise disposed of until the Director leaves the Board. Each DSU has the same value as one Barrick common share. DSUs must be retained until the Director leaves the Board, at which time the cash value of the DSUs is paid out. Additional DSUs are credited to reflect dividends paid on Barrick common shares. The initial fair value of the liability is calculated as of the grant date and is recognized immediately. Subsequently, at each reporting date and on settlement, the liability is remeasured, with any change in fair value recorded as compensation expense in the period. Officers may also elect to receive a portion or all of their incentive compensation in the form of DSUs. We also allow granting of DSUs to other officers and employees at the discretion of the Board Compensation Committee.

Performance Restricted Share Units (“PRSU”)
Under our PRSU plan, selected employees are granted PRSUs, where each PRSU has a value equal to one Barrick common share. PRSUs vest at the end of a three-year period and are settled in cash on the third anniversary of the grant date. Additional PRSUs are credited to reflect dividends paid on Barrick common shares over the vesting period. Vesting, and therefore the liability, is based on the achievement of performance goals and the target settlement ranges from 0% to 200% of the original grant of units.

The value of a PRSU reflects the value of a Barrick common share and the number of share units issued is adjusted for its relative performance against certain competitors and other internal financial performance measures. Therefore, the fair value of the PRSUs is determined with reference to the closing stock price at each remeasurement date.

The initial fair value of the liability is calculated as of the grant date and is recognized within compensation expense using the straight-line method over the vesting period. Subsequently, at each reporting date and on settlement, the liability is remeasured, with any changes in fair value recorded as compensation expense. The fair value is adjusted for the revised estimated forfeiture rate.

Performance Granted Share Units (“PGSU”)
Under our PGSU plan, selected employees are granted PGSUs, where each PGSU has a value equal to one Barrick common share. Annual PGSU awards are determined based on a multiple ranging from one to six times base salary (depending on position and level of responsibility) multiplied by a performance factor. The number of PGSUs granted to a plan participant is determined by dividing the dollar value of the award by the closing price of Barrick common shares on the day prior to the grant, or if the grant date occurs during a blackout period, by the greater of (i) the closing price of Barrick common shares on the day prior to the grant date and (ii) the closing price of Barrick common shares on the first day following the expiration of the blackout. Upon vesting, the after-tax value of the award is used to purchase common shares and generally these shares cannot be sold until the employee retires or leaves Barrick. PGSUs vest at the end of the third year from the date of the grant.

The initial fair value of the liability is calculated as of the grant date and is recognized within compensation expense using the straight-line method over the vesting period. Subsequently, at each reporting date and on settlement, the liability is remeasured, with any changes in fair value recorded as compensation expense.

Employee Share Purchase Plan (“ESPP”)
Under our ESPP plan, certain Barrick employees can purchase Company shares through payroll deduction. Each year, employees may contribute 1%-6% of their combined base salary and annual short-term incentive, and Barrick will match 50% of the contribution, up to a maximum of C$5,000 per year.

Both Barrick and the employee make the contributions on a semi-monthly basis with the funds being transferred to a custodian who purchases Barrick Common Shares in the open market. Shares purchased with employee contributions have no vesting requirement; however, shares purchased with Barrick’s contributions vest approximately one year from contribution date. All dividend income is used to purchase additional Barrick shares.

Barrick records an expense equal to its semi-monthly cash contribution. No forfeiture rate is applied to the amounts accrued. Where an employee leaves prior to vesting, any accrual for contributions by Barrick during the year related to that employee is reversed.

Global Employee Share Plan (“GESP”)
Under our GESP plan, Barrick employees are awarded Company Common Shares. These shares vest immediately, but must be held until the employee ceases to be employed by the Company. Barrick recognizes the expense when the award is announced and has no ongoing liability.

x) Post-Retirement Benefits

Defined Contribution Pension Plans
Certain employees take part in defined contribution employee benefit plans whereby we contribute up to 6% of the employee’s annual salary. We also have a retirement plan for certain officers of Barrick under which we contribute 15% of the officer’s annual salary and annual short-term incentive. The contributions are recognized as compensation expense as incurred. The Company has no further payment obligations once the contributions have been paid.

Defined Benefit Pension Plans
We have qualified defined benefit pension plans that cover certain former United States and Canadian employees and provide benefits based on employees’ years of service. Our policy is to fund the amounts necessary on an actuarial basis to provide enough assets to meet the benefits payable to plan members. Independent trustees administer assets of the plans, which are invested mainly in fixed-income and equity securities.

As well as the qualified plans, we have non-qualified defined benefit pension plans covering certain employees and former directors of Barrick. No funding is done on these plans and contributions for future years are required to be equal to benefit payments.

Actuarial gains and losses arising from experience adjustments and changes in actuarial assumptions are charged or credited to equity in OCI in the period in which they arise.

Our valuations are carried out using the projected unit credit method. We record the difference between the fair value of the plan assets and the present value of the plan obligations as an asset or liability on the consolidated balance sheets.

Pension Plan Assets and Liabilities
Pension plan assets, which consist primarily of fixed-income and equity securities, are valued using current market quotations. Plan obligations and the annual pension expense are determined on an actuarial basis and are affected by numerous assumptions and estimates including the market value of plan assets, estimates of the expected return on plan assets, discount rates, future wage increases and other assumptions.

The discount rate and life expectancy are the assumptions that generally have the most significant impact on our pension cost and obligation.

Other Post-Retirement Benefits
We provide post-retirement medical, dental, and life insurance benefits to certain employees. Actuarial gains and losses resulting from variances between actual results and economic estimates or actuarial assumptions are recorded in OCI.

y) New Accounting Standards Issued But Not Yet Effective

IFRS 15 Revenue from Contracts with Customers
In May 2014, the IASB issued IFRS 15 Revenue from Contracts with Customers, which covers principles that an entity shall apply to report useful information to users of financial statements about the nature, amount, timing, and uncertainty of revenue and cash flows arising from a contract with a customer. In September 2015, the IASB deferred the effective date of the standard to annual reporting periods beginning on or after January 1, 2018, with earlier application permitted. We have not early adopted IFRS 15. In 2017 we completed our assessment of the impact on our consolidated financial statements. Our assessment is as follows:

•	Bullion (gold and silver) sales – these sales will not be affected by IFRS 15.

•
Concentrate (gold and copper) and cathode (copper) sales – the recognition of these sales will not be affected by IFRS 15, but we will begin separate presentation of the provisional pricing adjustments within our revenue note disclosure.

•
Streaming arrangements – IFRS 15 requires us to treat deferred revenue earned on streaming transactions as variable, which must be adjusted each time there is a change in the underlying production profile. As at January 1, 2018, an insignificant opening balance sheet adjustment will be recorded upon transition to retroactively adjust the historical revenue recognized from our streaming transactions, resulting in an increase to our deferred revenue balance and a decrease in retained earnings. The retroactive adjustment reflects the change in the transaction price per unit due to a change in the life of mine production profile of the mines since the inception of the streaming agreements and the corresponding impact on accretion. Going forward, each time we have an update to the life of mine production profile (typically in the fourth quarter of each year) we will record an adjustment to revenue to retroactively adjust for the new number of ounces expected to be delivered to our streaming counterparty.

•	We will use the modified retrospective approach of adoption.

IFRS 16 Leases
In January 2016, the IASB issued IFRS 16 Leases, which requires lessees to recognize assets and liabilities for most leases. Application of the standard is mandatory for annual reporting periods beginning on or after January 1, 2019, with earlier application permitted, provided the new revenue standard, IFRS 15 Revenue from Contracts with Customers, has been applied or is applied at the same date as IFRS 16. We are not early adopting IFRS 16. We expect that IFRS 16 will result in an increase in assets and liabilities as fewer leases will be expensed as payments are made. We expect an increase in depreciation and accretion expenses and also an increase in cash flow from operating activities as these lease payments will be recorded as financing outflows in our cash flow statement. We have developed a full implementation plan to determine the impact on our financial statements and internal controls. In fourth quarter 2017, we formed an IFRS 16 working group and began the process of compiling all of our existing operating leases and service contracts. In 2018, we will review the relevant agreements and determine which of the operating leases and service contracts are in scope for IFRS 16.